UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	May 7, 2015

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including ZIP code)

(402) 475-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2015, the Company held its 2015 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

●	The election of two directors, Michael D. Hays and John N. Nunnelly, to the Company’s Board of Directors for three-year terms to expire at the Company’s 2018 annual meeting of shareholders;

●	An amendment to the National Research Corporation 2004 Non-Employee Director Stock Plan, as amended (the “Director Plan”);

●	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015; and

●	An advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement.

As of the March 11, 2015 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 20,955,678 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 209,556.78 votes; and 3,505,352 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 3,505,352 votes. Approximately 92.89% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected Michael D. Hays and John N. Nunnelly as directors for three-year terms to expire at the Company’s 2018 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
Michael D. Hays	3,137,114.99	100%	10,168.57	N/A	303,581.37	N/A

John N. Nunnelly	3,024,860.00	100%	122,423.56	N/A	303,581.37	N/A

Amendment to Director Plan

The shareholders approved the amendment to the Directors Plan. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
3,117,018.97	99.30%	21,863.92	0.70%	8,403.67	N/A	303,581.37	N/A

Ratify Appointment of KPMG LLP for 2015

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
3,375,359.71	99.97%	972.97	0.03%	74,532.25	N/A	0.00	N/A

Advisory Vote to Approve Executive Compensation

The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
3,128,741.99	99.48%	16,255.90	0.52%	2,285.67	N/A	303,581.37	N/A

(1)     Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.

(2)     “N/A” means that director “withheld” votes, abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION

Dated: May 11, 2015	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial
Officer, Treasurer and Secretary

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